UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Southern Union Company (the “Company”) today issued its Strategic Plan & Outlook for 2007 and beyond (the “Strategic Plan”). The Company’s Strategic Plan focuses on generating value for shareholders through substantial organic growth projects, new initiatives, including the formation of a master limited partnership, and the preservation of the Company’s investment grade credit ratings. The Strategic Plan also includes earnings guidance for 2007 of $1.60 to $1.70 per fully diluted share from continuing operations, excluding extraordinary or non-recurring items.

The Company also announced that it has received written notice from Sandell Asset Management Corp., the Company’s largest shareholder, that it has withdrawn its nomination of a minority slate to the Company’s board of directors for election at the 2007 annual meeting.

In addition, the Company reported that Adam M. Lindemann, a Company director, has decided to seek re-election to the board at the Company’s 2007 annual meeting.

The Company is furnishing the Strategic Plan as Exhibit 99.1 and the press release as Exhibit 99.2. The information presented herein under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

                Exhibit No.                                     Exhibit

99.1 99.2	Strategic Plan & Outlook Press Release issued by Southern Union Company dated February 28, 2007.

This 8-K includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union's Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: February 28, 2007	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President - Assistant General Counsel and Secretary

EXHIBIT INDEX

          Exhibit No.                              Description

99.1 99.2	Strategic Plan & Outlook Press Release issued by Southern Union Company dated February 28, 2007.